Exhibit 4.11

MPT OF RENO, LLC

MPT OF ROXBOROUGH, L.P.

and

MPT OF ROXBOROUGH, LLC

as Guarantors,

MPT OPERATING PARTNERSHIP, L.P.

and

MPT FINANCE CORPORATION,

as Issuers,

MEDICAL PROPERTIES TRUST, INC.,

as Parent and a Guarantor,

the other GUARANTORS named herein,

as Guarantors,

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee

EIGHTH SUPPLEMENTAL INDENTURE

Dated as of September 28, 2012

To

INDENTURE

Dated as of April 26, 2011

6.875% Senior Notes due 2021

EIGHTH SUPPLEMENTAL INDENTURE

EIGHTH SUPPLEMENTAL INDENTURE (this “Eighth Supplemental Indenture”), dated as of September 28, 2012, by and among MPT of Roxborough L.P., a Delaware limited partnership, MPT of Roxborough, LLC, a Delaware limited liability company, and MPT of Reno, LLC, a Delaware limited liability company (the “New Guaranteeing Subsidiaries”), MPT Operating Partnership, L.P., a Delaware limited partnership (“Opco”), MPT Finance Corporation, a Delaware corporation (“Finco” and, together with Opco, the “Issuers”), Medical Properties Trust, Inc., a Maryland corporation (the “Parent”), as Guarantor, each of the other Guarantors (as defined in the Indenture), as Guarantors, and Wilmington Trust, National Association (formerly known as Wilmington Trust Company), existing under the laws of the United States of America, as Trustee (the “Trustee”).

WITNESSETH

WHEREAS, the Issuers and the Guarantors have heretofore executed and delivered an Indenture, dated as of April 26, 2011 (the “Base Indenture”), as supplemented by that certain First Supplemental Indenture, dated as of August 10, 2011 (the “First Supplemental Indenture”), by that certain Second Supplemental Indenture, dated as of October 3, 2011 (the “Second Supplemental Indenture”), by that certain Third Supplemental Indenture, dated as of December 2, 2011 (the “Third Supplemental Indenture”), by that certain Fourth Supplemental Indenture, dated as of January 19, 2012 (the “Fourth Supplemental Indenture”), by that certain Fifth Supplemental Indenture dated as of April 9, 2012, (the “Fifth Supplemental Indenture”), by that certain Sixth Supplemental Indenture dated as of June 27, 2012, (the “Sixth Supplemental Indenture”) and by that certain Seventh Supplemental Indenture dated as of July 31, 2012 (the “Seventh Supplemental Indenture,” together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture and the Sixth Supplemental Indenture, the “Indenture”), providing for the issuance by the Issuers of the 6.875% Senior Notes due 2021 (the “Notes”);

WHEREAS, pursuant to Section 9.01(a)(4) of the Indenture, the Issuers, the Guarantors and the Trustee may supplement the Indenture without the consent of any Holders in order to add Guarantees with respect to the Notes;

WHEREAS, as of September 28, 2012, the New Guaranteeing Subsidiaries guaranteed the Credit Agreement, and pursuant to Section 4.14(a) of the Indenture, the New Guaranteeing Subsidiaries are required to become Guarantors under the Indenture;

WHEREAS, the Indenture requires that an entity that constitutes a Guarantor shall join the Issuers and the existing Guarantors in executing and delivering to the Trustee a supplemental indenture pursuant to which such entity shall unconditionally Guarantee, on a joint and several basis, the full and prompt payment of the principal of, premium, if any, and interest in respect of the Notes on a senior basis and all other obligations under the Indenture; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Eighth Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers, the Guarantors, the Trustee and the New Guaranteeing Subsidiaries mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture. The rules of interpretation set forth in the Indenture shall be applied here as if set forth in full herein.

2. AGREEMENT TO GUARANTEE. The New Guaranteeing Subsidiaries hereby agree to provide unconditional Guarantees on the terms and subject to the conditions set forth in the Indenture including but not limited to Article 10 thereof.

3. MISCELLANEOUS PROVISIONS.

(a) The Trustee makes no undertaking or representation in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Eighth Supplemental Indenture or the proper authorization or the due execution hereof by the Issuers or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Issuers.

(b) On the date hereof, the Indenture shall be supplemented and amended in accordance herewith, and this Eighth Supplemental Indenture shall form part of the Indenture for all purposes, and the Holder of every Note heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby. The Trustee accepts the trusts created by the Indenture, as amended and supplemented by this Eighth Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as amended and supplemented by this Eighth Supplemental Indenture.

(c) This Eighth Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture. The Indenture, as amended and supplemented by this Eighth Supplemental Indenture, shall be read, taken and construed as one and the same instrument and all the provisions of the Indenture shall remain in full force and effect in accordance with the terms thereof and as amended and supplemented by this Eighth Supplemental Indenture.

(d) THIS EIGHTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(e) This Eighth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

3

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Supplemental Indenture to be duly executed and attested, all as of the date first above written.

MPT OPERATING PARTNERSHIP, L.P.,
as Issuer

By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

	By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

		By:	/s/ R. Steven Hamner
			Name:	R. Steven Hamner
			Title:	Executive Vice President and Chief Financial Officer

MPT FINANCE CORPORATION,
as Issuer

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	President, Secretary and General Manager

MEDICAL PROPERTIES TRUST, INC., as Parent and a Guarantor

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and Chief Financial Officer

EIGHTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF DESOTO, LLC
MPT OF VICTORVILLE, LLC
MPT OF BUCKS COUNTY, LLC
MPT OF BLOOMINGTON, LLC
MPT OF COVINGTON, LLC
MPT OF DENHAM SPRINGS, LLC
MPT OF REDDING, LLC
MPT OF CHINO, LLC
MPT OF DALLAS LTACH, LLC
MPT OF PORTLAND, LLC
MPT OF WARM SPRINGS, LLC
MPT OF VICTORIA, LLC
MPT OF LULING, LLC
MPT OF HUNTINGTON BEACH, LLC
MPT OF WEST ANAHEIM, LLC
MPT OF LA PALMA, LLC
MPT OF PARADISE VALLEY, LLC
MPT OF SOUTHERN CALIFORNIA, LLC
MPT OF TWELVE OAKS, LLC
MPT OF SHASTA, LLC
MPT OF WEBSTER, LLC
MPT OF TUCSON, LLC
MPT OF BOSSIER CITY, LLC
MPT OF WEST VALLEY CITY, LLC
MPT OF IDAHO FALLS, LLC
MPT OF POPLAR BLUFF, LLC
MPT OF BENNETTSVILLE, LLC
MPT OF DETROIT, LLC
MPT OF BRISTOL, LLC
MPT OF NEWINGTON, LLC
MPT OF ENFIELD, LLC
MPT OF PETERSBURG, LLC
MPT OF FAYETTEVILLE, LLC
4499 ACUSHNET AVENUE, LLC
8451 PEARL STREET, LLC
MPT OF GARDEN GROVE HOSPITAL, LLC
MPT OF GARDEN GROVE MOB, LLC
MPT OF SAN DIMAS HOSPITAL, LLC
MPT OF SAN DIMAS MOB, LLC
MPT OF CHERAW, LLC
MPT OF FT. LAUDERDALE, LLC.
MPT OF PROVIDENCE, LLC
MPT OF SPRINGFIELD, LLC
MPT OF WARWICK, LLC
MPT OF RICHARDSON, LLC
MPT OF ROUND ROCK, LLC
MPT OF SHENANDOAH, LLC

EIGHTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF HILLSBORO, LLC
MPT OF FLORENCE, LLC
MPT OF CLEAR LAKE, LLC
MPT OF TOMBALL, LLC
MPT OF GILBERT, LLC
MPT OF CORINTH, LLC
MPT OF BAYONNE, LLC

MPT OF ALVARADO, LLC

MPT OF MOUNTAIN VIEW, LLC

MPT OF HAUSMAN, LLC

MPT OF HOBOKEN HOSPITAL, LLC

MPT OF HOBOKEN REAL ESTATE, LLC

MPT OF OVERLOOK PARKWAY, LLC

MPT OF NEW BRAUNFELS, LLC

MPT OF WESTOVER HILLS, LLC

MPT OF BILLINGS, LLC
MPT OF BOISE, LLC
MPT OF BROWNSVILLE, LLC
MPT OF CASPER, LLC
MPT OF COMAL COUNTY, LLC
MPT OF GREENWOOD, LLC
MPT OF JOHNSTOWN, LLC
MPT OF LAREDO, LLC
MPT OF LAS CRUCES, LLC
MPT OF MESQUITE, LLC
MPT OF POST FALLS, LLC
MPT OF PRESCOTT VALLEY, LLC
MPT OF PROVO, LLC
MPT OF NORTH CYPRESS, LLC MPT OF LAFAYETTE, LLC
MPT OF INGLEWOOD LLC
MPT OF RENO, LLC
MPT OF ROXBOROUGH, LLC

By:	MPT OPERATING PARTNERSHIP, L.P.,
sole member of each of the above entities

	By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

		By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

			By:	/s/ R. Steven Hamner
				Name:	R. Steven Hamner
				Title:	Executive Vice President and Chief Financial Officer

EIGHTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF DESOTO, L.P.
By:	MPT OF DESOTO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF BUCKS COUNTY, L.P.
By:	MPT OF BUCKS COUNTY, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF DALLAS LTACH, L.P.
By:	MPT OF DALLAS LTACH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC its sole member

EIGHTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF WARM SPRINGS, L.P.
By:	MPT OF WARM SPRINGS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF VICTORIA, L.P.
By:	MPT OF VICTORIA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF LULING, L.P.
By:	MPT OF LULING, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

EIGHTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF HUNTINGTON BEACH, L.P.
By:	MPT OF HUNTINGTON BEACH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF WEST ANAHEIM, L.P.
By:	MPT OF WEST ANAHEIM, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF LA PALMA, L.P.
By:	MPT OF LA PALMA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

EIGHTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF PARADISE VALLEY, L.P.
By:	MPT OF PARADISE VALLEY, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF SOUTHERN CALIFORNIA, L.P.
By:	MPT OF SOUTHERN CALIFORNIA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF TWELVE OAKS, L.P.
By:	MPT OF TWELVE OAKS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

EIGHTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF SHASTA, L.P.
By:	MPT OF SHASTA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF WEBSTER, L.P.
By:	MPT OF WEBSTER, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF GARDEN GROVE HOSPITAL, L.P.
By:	MPT OF GARDEN GROVE HOSPITAL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

EIGHTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF GARDEN GROVE MOB, L.P.
By:	MPT OF GARDEN GROVE MOB, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF SAN DIMAS HOSPITAL, L.P.
By:	MPT OF SAN DIMAS HOSPITAL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF SAN DIMAS MOB, L.P.
By:	MPT OF SAN DIMAS MOB, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

EIGHTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF RICHARDSON, L.P.
By:	MPT OF RICHARDSON, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF ROUND ROCK, L.P.
By:	MPT OF ROUND ROCK, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF SHENANDOAH, L.P.
By:	MPT OF SHENANDOAH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

EIGHTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF HILLSBORO, L.P.
By:	MPT OF HILLSBORO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF CLEAR LAKE, L.P.
By:	MPT OF CLEAR LAKE, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF TOMBALL, L.P.
By:	MPT OF TOMBALL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

EIGHTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF CORINTH, L.P.
By:	MPT OF CORINTH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF ALVARADO, L.P.
By:	MPT OF ALVARADO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

WICHITA HEALTH ASSOCIATES LIMITED PARTNERSHIP
By:	MPT OF WICHITA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

EIGHTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF NORTH CYPRESS, L.P.
By:	MPT OF NORTH CYPRESS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF INGLEWOOD, L.P.
By:	MPT OF INGLEWOOD, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

MPT OF ROXBOROUGH, L.P.
By:	MPT OF ROXBOROUGH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

			By:	MEDICAL PROPERTIES TRUST, INC, its sole member

				By:	/s/ R. Steven Hamner
					Name:	R. Steven Hamner
					Title:	Executive Vice President and Chief Financial Officer

EIGHTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF WICHITA, LLC
By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

	By:	MEDICAL PROPERTIES TRUST, LLC, its general partner

		By:	MEDICAL PROPERTIES TRUST, INC, its sole member

			By:	/s/ R. Steven Hamner
				Name:	R. Steven Hamner
				Title:	Executive Vice President and Chief Financial Officer

MEDICAL PROPERTIES TRUST, LLC
By:	MEDICAL PROPERTIES TRUST, INC., its sole member

	By:	/s/ R. Steven Hamner
		Name:	R. Steven Hamner
		Title:	Executive Vice President and Chief Financial Officer

EIGHTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee,

By:	/s/ Michael H. Wass
	Name:	Michael H. Wass
	Title:	Financial Services Officer

EIGHTH SUPPLEMENTAL INDENTURE SIGNATURE PAGE